================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]     Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14A-12





                            PACIFIC BIOMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:________

     2)  Aggregate number of securities to which transaction applies:___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     4)  Proposed maximum aggregate value of transaction:_______________________

     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:________________________________________________

     2)  Form, Schedule or Registration Statement No.:__________________________

     3)  Filing Party:__________________________________________________________

     4)  Date Filed:____________________________________________________________


================================================================================

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119


                                October 25, 2005


Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Pacific Biometrics, Inc. to be held on Thursday, December 1, 2005, at 9:00 a.m., local time, at our executive offices located at 220 West Harrison Street, Seattle, Washington 98119.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting our stockholders who are able to attend the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.


         Thank you.

                                 Sincerely,



                                 Ronald R. Helm
                                 President and Chief Executive Officer

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119
                               ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 1, 2005
                               ___________________




To Pacific Biometrics, Inc. Stockholders:

         Notice is hereby given that the 2005 Annual Meeting of Stockholders of Pacific Biometrics, Inc., a Delaware corporation, will be held on Thursday, December 1, 2005, at 9:00 a.m., local time, at 220 West Harrison Street, Seattle, Washington 98119, for the following purposes:

         1.   To elect four directors to the Board of Directors;

         2.   To approve the 2005 Stock Incentive Plan; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Each of these items of business is more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on October 25, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

         The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.


                                           By Order of the Board of Directors

                                           PACIFIC BIOMETRICS, INC.


                                           Ronald R. Helm
                                           President and Chief Executive Officer

Seattle, Washington
October 25, 2005




                                    IMPORTANT

================================================================================
Whether or not you expect to attend the annual meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. This will ensure the presence of a quorum at the annual meeting. Promptly signing, dating and returning the proxy will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.
================================================================================

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119

                             _______________________

                                 PROXY STATEMENT
                                       FOR
                       2005 ANNUAL MEETING OF STOCKHOLDERS

                             _______________________


                 INFORMATION CONCERNING SOLICITATION AND VOTING



GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Biometrics, Inc., to be voted at the 2005 annual meeting of stockholders. The 2005 annual meeting will be held at 9:00 a.m. (local time) on Thursday, December 1, 2005, or at any continuation or adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at our executive offices at 220 West Harrison Street, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         We intend to mail this Proxy Statement and accompanying proxy card on or about October 31, 2005, to all stockholders entitled to vote at the Annual Meeting. A copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, including financial statements, accompanies this Proxy Statement.

VOTING AND OUTSTANDING SHARES

         Only holders of record of our common stock ("Common Stock") at the close of business on October 25, 2005, are entitled to notice of and to vote at the Annual Meeting. On that date, there were 12,749,746 shares of Common Stock issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held of record on all matters to be voted upon at the Annual Meeting.

         In addition, as of October 25, 2005 there were 1,550,000 shares of Series A convertible preferred stock issued and outstanding. Holders of Series A preferred stock are only entitled to vote on certain matters affecting their respective classes of stock, as set forth in our Certificate of Incorporation. Holders of Series A preferred stock do not have the right to vote in the election of directors or on the proposal to adopt the 2005 Stock Incentive Plan.

QUORUM; APPROVAL REQUIREMENTS

         The presence, in person or by proxy, of holders of record of at least 50% of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Delaware law and our Certificate of Incorporation, assuming the presence of a quorum, the election of directors requires a plurality of votes represented in person or by proxy at the meeting, and approval of the 2005 Stock Incentive Plan requires that the votes cast in favor exceed the votes cast against the proposal. Computershare Trust Company, Inc., our transfer agent, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

ABSTENTIONS AND BROKER NON-VOTES

         A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees, or the 2005 Stock Incentive Plan. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION OF PROXIES

         We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy card and any additional information furnished by us to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Eligible stockholders who wish to present proposals for action at next year's 2006 Annual Meeting of Stockholders should submit their proposals in writing to our Corporate Secretary, at 220 West Harrison Street, Seattle, Washington 98119. Proposals must be received by the Corporate Secretary no later than June 30, 2006 for consideration for inclusion in next year's annual meeting. A stockholder is eligible to present a proposal if, at the time he or she submits the proposal, the stockholder owns at least 1% or $2,000 in market value of Common Stock and has held such shares for at least one year, and the stockholder continues to own such shares through the date of the 2006 annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

REVOCABILITY OF PROXIES

         Any stockholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary, at or prior to the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

         Our Board of Directors is currently comprised of four directors. Our Board of Directors has nominated the four persons named below as candidates for election at the Annual Meeting, each of whom is a current director. If elected at the Annual Meeting, each director nominee would hold office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

         Unless otherwise directed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the four nominees named below. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of the nominees has agreed to serve if elected and we have no reason to believe that they will be unable to serve.

         Set forth below is biographical information for each of the four nominees as director.

================================================================================================
                                                                                        DIRECTOR
  NAME OF DIRECTOR                      POSITION / BACKGROUND                             SINCE
================================================================================================
Ronald R. Helm          Ronald R. Helm has served as our Chairman and Chief               2002
                        Executive Officer and a Director since August 28, 2002. From
                        1996 to August 28, 2002, Mr. Helm served as the Chairman and
                        CEO of Saigene Corporation, and served on the board of
                        directors of Saigene until January 2004. Mr. Helm was
                        previously in a private law practice with the California law firm of Helm, Purcell & Wakeman. Mr. Helm was a Senior
                        Vice-President and General Counsel for ComputerLand
                        Corporation and also served as the Managing Director of
                        ComputerLand Europe. Prior to that, Mr. Helm was the
                        Associate Dean for Development and a Professor of Law at
                        Pepperdine University School of Law. He received his B.S.Ed from Abilene Christian University and his J.D. from
                        Pepperdine University School of Law.

Paul G. Kanan           Paul G. Kanan has served as a Director since July 1996, and       1996
                        previously served as President and Chief Executive Officer from October 1996 through August 2002. Mr. Kanan served as
                        President and Chief Executive Officer of our wholly owned
                        subsidiary, Pacific Biometrics, Inc., a Washington
                        corporation, from October 1996 through August 2002, and as
                        President and a director of BioQuant from October 1993
                        through August 2002. Since May 2001, Mr. Kanan has served as
                        Vice President of Operations and Chief Financial Officer of
                        Agensys, Inc., a biotechnology firm in California. Mr. Kanan is also an officer and director of CEO Advisors, a health
                        care consulting firm that he co-founded in 1992. Mr. Kanan received his B.S.E. degree from the University of Michigan and an M.B.A. degree from Harvard University Graduate School of Business.

Terry M. Giles          Terry M. Giles was elected to the Board of Directors in           2003
                        September 2003. Mr. Giles previously served on our Board of
                        Directors from 1995 to 2001. Mr. Giles currently is in
                        private law practice in California, and is also an adjunct professor with the Pepperdine University School of Law. Mr.
                        Giles currently also serves as Chairman of Giles
                        Enterprises, a private holding company for various business enterprises, as Chairman of the Board of Landmark Education
                        Corporation, a private company providing seminars on
                        personal growth and responsibility, as Chairman of Mission
                        Control Productivity, Inc., a private company, and as the
                        owner of GWE, LLC, a private company specializing in lender financing. Mr. Giles serves on the Pepperdine University
                        Board of Regents and is a member of the Board of Visitors
                        for the Pepperdine University School of Law. Mr. Giles also serves on the board of directors of The Terry M. Giles
                        Foundation, a charitable foundation. Mr. Giles received his
                        B.A. from California State University at Fullerton and his
                        J.D. degree from Pepperdine University School of Law.

Richard W. Palfreyman   Richard W. Palfreyman became a Director effective on August       2002
                        28, 2002, and currently serves on our Audit Committee and
                        Compensation Committee. Mr. Palfreyman is currently the
                        President, CEO and Director of the Relax the Back
                        Acquisitions Corporation, serving since November 2001. Mr.
                        Palfreyman's prior business positions include serving as
                        President and Chief Executive Officer of BackSaver
                        Acquisitions Corporation from November 2001 to October 2002, as Chief Operating Officer and Chief Financial Officer of
                        Spafinder, Inc. from October 2000 to August 2001, as Chief
                        Operating Officer of Spectra Entertainment Corporation from
                        October 1996 to June 2000. He has also served as President and Chief Executive Officer of the Photo & Sound Corporation
                        and as the Chief Financial Officer of ComputerLand
                        Corporation. Mr. Palfreyman holds a B.S. degree in Economics and an M.B.A. from the University of Utah.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                       EACH OF THE ABOVE DIRECTOR-NOMINEES

               PROPOSAL 2 - APPROVAL OF 2005 STOCK INCENTIVE PLAN
               --------------------------------------------------

         On October 5, 2005, our Board adopted the 2005 Stock Incentive Plan (the "2005 Plan"), subject to shareholder approval, and directed that it be submitted to stockholders at this year's annual meeting. Our 2005 Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

         The 2005 Plan is intended to replace the 1996 Stock Incentive Plan (the "1996 Plan"), which will expire by its terms on July 9, 2006. Our Board of Directors may continue to grant options under the 1996 Plan until its expiration. As of October 1, 2005, there were outstanding options under the 1996 Plan for 1,493,207 shares, and there were a total of 306,793 shares available for future grant under the 1996 Plan.

         THE BOARD BELIEVES THAT THE 2005 PLAN IS IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. ACCORDINGLY, THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PACIFIC BIOMETRICS, INC. 2005 STOCK INCENTIVE PLAN.

SUMMARY OF 2005 PLAN

         Below is a summary of significant terms of the 2005 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2005 Plan, a copy of which is attached as Appendix A to this proxy statement.

PURPOSE The 2005 Plan is intended to enable our key personnel, outside directors and consultants to acquire a proprietary interest in our company and to provide additional incentive to such individuals. The 2005 Plan is intended as a further means not only of attracting and retaining our personnel, but also of aligning the financial interests of management and directors with long-term stockholder value.


TOTAL NUMBER OF          A maximum of 3,000,000 shares of common stock are
SHARES COVERED           available for issuance under the 2005 Plan.


ADMINISTRATION OF        The Board of Directors or the Compensation Committee
THE 2005 PLAN            (the "Committee") will administer the 2005 Plan. The
                         Committee is expected to consist only of directors that qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. Such directors also will meet the independence criteria contained in the rules of any securities exchange on which the Common Stock is quoted or listed for trading. In administering the 2005 Plan, the Committee will determine which persons are eligible to participate, the number and types of awards to be granted and the terms and conditions of such awards.
                         All questions of interpretation and administration of the 2005 Plan will be resolved by the Committee.


ELIGIBLE PARTICIPANTS    Key employees (including officers and directors),
                         outside directors and consultants


TYPES OF GRANTS/AWARDS   The Committee may authorize the grants of the following
                         awards:

                         o Incentive Stock Options -- stock options that are qualified as "incentive stock options" under
                              Section 422 (b) of the Internal Revenue Code;
                         o    Non-qualified Stock Options -- stock options that
                              are not qualified as "incentive stock options
                              under Section 422(b) of the Internal Revenue Code;
                         o Restricted Shares -- Shares that are subject to various types of restrictions on the receipt;

LIMITS ON AWARDS         No participant may be granted awards in any fiscal year
                         covering in excess of 1,000,000 shares.


INCENTIVE STOCK OPTIONS  Option Term. The option term will be established by the
                         Committee, but may not exceed 10 years (or 5 years in the event that the participant, at the time the option is granted, owns more than 10% of the combined voting power of all classes of stock of our company or our subsidiaries).

                         Exercise Price. The exercise price must be at least equal to the fair market value of the Common Stock on the date the option is granted (except in the event that the participant, at the time the option is granted, owns more than 10% of the combined voting power of all classes of stock of our company or our subsidiaries, in which event the exercise price shall be not less than 110% of the fair market value).

                         Threshold for Qualified Status. In the event that the fair market value of the shares with respect to which Incentive Options are exercisable for the first time in any calendar year exceeds $100,000, that portion of the options exceeding the $100,000 threshold will be deemed Non-qualified Stock Options.


NON-QUALIFIED STOCK      Option Term.  The option term will be established by
OPTIONS                  the Committee, but may not exceed 10 years.

                         Exercise Price. The exercise price will be determined by the Committee at the time of the grant, but may not be less than the fair market value of the Common Stock.


VESTING OF OPTIONS       The Committee, at the time of the award, will establish
                         the vesting schedules for each grant of options. In the absence of a defined vesting schedule by the Committee for any particular option, the 2005 Plan provides for default vesting of three years from the grant date, with 1/12 vesting on each quarterly anniversary of the grant date.


RESTRICTED SHARES        Purchase Price.  The purchase price will be determined
                         by the Committee.

                         Restrictions / Vesting. The Committee, at the time that an award is made, will determine the restrictions, if any, which may be based on continuous service with our company or the achievement of specified performance goals, under which the Restricted Shares vest.

                         Rights. Holder of Restricted Shares will be deemed to be stockholders with respect to those shares and will have beneficial ownership of Restricted Shares, including the right to receive dividends and the right to vote.

                         Transfer Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged hypothecated or otherwise disposed of, and must be returned to the company upon termination of participant's employment with the company prior to vesting.


CHANGE IN CONTROL        Upon a Corporate Transaction (as defined in the 2005
                         Plan, which includes a merger in which our company is not the surviving entity, the sale of substantially all of our company's assets or approval of a plan of liquidation), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to Options and Restricted Shares, will immediately lapse and such awards will automatically become fully vested and immediately exercisable.


ADJUSTMENTS              The Committee may, in accordance with the terms of the
                         2005 Plan, make appropriate adjustments to the number of shares available for the grant of awards and the terms of outstanding options and other awards to reflect any stock dividend or distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares (and certain other events affecting our capital structure or business).


TERMINATION, SUSPENSION  The Board may amend or terminate the 2005 Plan at any
OR MODIFICATION          time, provided that it may not, without stockholder
                         approval, (a) increase the total number of shares as to which Awards may be made under the 2005 Plan, (b) modify the class of persons eligible to receive Awards,
                         (c) the terms of the Plan which causes the Plan to lose its qualification as an incentive stock option plan under Section 422(b) of the Code. In addition, the Board shall seek stockholder approval for any modification of the 2005 Plan that requires stockholder approval under any applicable law, regulation or rule of any stock exchange. No amendment or termination of the 2005 Plan shall diminish any rights of a participant pursuant to a previously granted award without his or her consent, subject to the Committee's authority to adjust awards upon certain events.


                         The Plan shall be operated in accordance with a good faith interpretation of Internal Revenue Code Section 409A and Section 885 of the American Jobs Creation Act of 2004 to the extent applicable. If any provision of the Plan is inconsistent with the restrictions imposed by Internal Revenue Code Section 409A, that provision shall be deemed to be amended to the extent necessary to reflect the new restrictions imposed by Internal Revenue Code Section 409A. Any award granted under the Plan prior to issuance of definitive guidance is subject to the condition that the Committee may make such changes to the award as necessary or appropriate in the Committee's discretion to reflect the restrictions imposed by Internal Revenue Code Section 409A, without the consent of the participant.


TERM                     The 2005 Plan will have no fixed expiration date;
                         provided, however, that no Incentive Stock Options may be granted after October 5, 2015.


FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE 2005 PLAN

         The following discussion of the federal income tax status of awards under the 2005 Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain employment, state and local taxes that are not described below.

         INCENTIVE STOCK OPTIONS

         If the option is an incentive stock option, no income shall be realized by the participant upon the grant or exercise of the option, and no deduction shall be available to the company at such times. If the shares purchased upon the exercise of an incentive stock option are held by a participant for at least two years from the grant date of such option and for at least one year after exercise, any resulting gain shall be taxed at long-term capital gains rates. However, if the shares purchased upon exercise of the option are disposed of before the expiration of such holding periods, (a) any gain on the disposition, up to the difference between the fair market value of the Shares at the time of exercise and the option price, shall be taxed at ordinary rates as compensation paid to the participant, and (b) any amount realized by the participant in excess of the fair market value of the stock at the time of exercise shall be taxed at capital gains rates. In such event, the company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the participant (provided that the deduction is not otherwise disallowed under the Code). The exercise of an incentive stock option may also subject the participant to alternative minimum tax liability.

         NON-QUALIFIED STOCK OPTIONS

         If the option is a non-qualified stock option, no income shall be realized by the participant at the time of grant of the option, and no deduction shall be available to the company at such time. At the time of exercise, the participant will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price, and the company will receive a tax deduction for the same amount (provided that the deduction is not otherwise disallowed under the Code). The income realized by the participant will be subject to income and other employee withholding taxes. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the participant's basis in the shares will be treated as a capital gain or loss depending on how long the shares have been held.

         RESTRICTED SHARES

         With respect to Restricted Shares, upon the vesting or lapse of restrictions, the participant will recognize taxable income equal to the fair market value of the Restricted Shares at the time the restrictions lapse and the company will receive a corresponding tax deduction; provided however, that if the participant elects, within 30 days after receipt of the Restricted Shares (pursuant to an 83(b) election filed with the IRS), to pay such tax earlier, in which case both the company's deduction and the participant's inclusion in income occur on the award date. The value of any part of a stock award distributed to a participant shall be taxable as ordinary income to such participant in the year in which such shares are received, and the company will be entitled to a corresponding tax deduction.

         DEFERRED COMPENSATION

         The American Jobs Creation Act of 2004 ("AJCA") made significant changes to the federal tax rules governing deferred compensation. Section 409A of the Internal Revenue Code (which was added as part of the AJCA), provides that participants in certain "deferred compensation" arrangements will be subject to immediate taxation and, among other penalties, will be required to pay an additional 20% tax on the value of vested deferred compensation if the requirements of Section 409A are not satisfied. Some of the awards available for issuance under the 2005 Plan may be considered "deferred compensation" for purposes of Section 409A. The IRS has issued only preliminary guidance at this time and additional guidance is expected. We expect that awards granted under the 2005 Plan will either be exempt from Section 409A or will comply with its requirements (or can timely be amended to be exempt or comply) but no assurances to this effect can be given. The IRS has indicated that companies will be given a period after definitive guidance is issued to amend plans and outstanding awards to bring them into compliance, and we intend to make required changes. We expect that we will be able to make changes to the 2005 Plan to comply with
Section 409A without the need, under the Internal Revenue Code or the securities laws, to submit these changes to stockholders for approval.

AWARDS UNDER THE 2005 PLAN

         Because awards under the 2005 Plan are discretionary and will be based upon prospective factors including the nature of services to be rendered by directors, officers and key employees, actual future awards cannot be determined at this time.

APPROVAL REQUIREMENTS

         The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the Annual Meeting is required for approval of the 2005 Plan.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                    APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

                             PRINCIPAL STOCKHOLDERS

         We currently have two outstanding classes of voting securities - Common Stock and Series A preferred stock (collectively, the "VOTING SECURITIES"). The following table sets forth as of October 1, 2005, certain information regarding the beneficial ownership of each class of our outstanding Voting Securities by the following persons or groups:

         o each person who, to our knowledge, beneficially owns more than 5% of our Voting Securities;

         o each Named Executive Officer identified in the Executive Compensation table below;

         o   each of our current directors and director nominees, and

         o   all of our directors and executive officers as a group.

As of October 1, 2005, there were issued and outstanding 12,749,746 shares of common stock and 1,550,000 shares of Series A preferred stock.

                                                                 BENEFICIAL OWNERSHIP OF VOTING SECURITIES (2)
                                                          --------------------------------------------------------
                                                                COMMON STOCK             SERIES A PREFERRED STOCK
                                                          -------------------------      -------------------------
                                                            NO. OF                          NO. OF
          NAME AND ADDRESS (1)                              SHARES         PERCENT          SHARES       PERCENT
-------------------------------------------------------   ---------       ---------      -----------   -----------
OFFICERS AND DIRECTORS:
-----------------------
  Terry M. Giles.......................................     572,581 (3)        4.4%        950,000         61.3%
  Ronald R. Helm.......................................     484,271 (4)        3.7              --           --
  Paul G. Kanan........................................     267,590 (5)        2.1              --           --
  Michael L. Hartzmark.................................     233,862 (6)        1.8              --           --
  Elizabeth T. Leary, Ph.D.............................     185,210 (7)        1.4              --           --
  Mario Ehlers, M.D., Ph.D.............................      91,830 (8)        **               --           --
  Richard W. Palfreyman ...............................      71,761 (9)        **               --           --
  All current directors and executive officers as
     a group (seven persons)...........................   1,907,106 (10)      13.7         950,000         61.3

5% OWNERS:
----------
  Saigene Corporation .................................   2,589,490 (11)      20.3              --           --
  220 W Harrison Street
  Seattle, WA  98119
  Unamore Assets, Inc. ................................     187,545 (12)       1.5         425,000         27.4
  Banque Edouard Constant-Geneva.......................      75,268 (13)       **          175,000         11.3

____________________
**   Less than one percent

(1) Except as otherwise noted, the address of each of these stockholders is c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119.
(2) This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, to our knowledge, each of the stockholders named in this table has sole voting and investment power with respect to the Voting Securities shown as beneficially owned.
(3) Includes 316,666 shares of common stock issuable upon conversion of the 950,000 shares of Series A preferred stock held by Mr. Giles (at a conversion rate of one share of common stock for every three shares of Series A preferred stock). Also includes 25,000 shares of common stock subject to outstanding stock options held by Mr. Giles that are exercisable within 60 days of October 1, 2005 ("Vested Options").
(4) Includes 281,271 shares of common stock subject to Vested Options held by Mr. Helm.
(5) Includes 89,345 shares of common stock held by the Kanan Living Trust dated May 15, 1990, of which Mr. Kanan is a co-trustee with his wife, and 821 shares held in Mr. Kanan's account in our 401(k) Plan. Also includes 178,245 shares of common stock subject to Vested Options held by Mr. Kanan.
(6) Includes 16,000 shares of common stock subject to Vested Options held by Mr. Hartzmark.

(7) Includes 1,475 shares held in Dr. Leary's account in our 401(k) Plan, over which she has voting control but no investment power. Also includes 140,337 shares of common stock subject to Vested Options held by Dr. Leary.
(8) Consists of 91,830 shares of common stock subject to Vested Options held by Dr. Ehlers.
(9) Consists of 71,761 shares of common stock subject to Vested Options held by Mr. Palfreyman.
(10) Consists of Ronald Helm, Michael Hartzmark, Paul Kanan, Terry Giles, Richard Palfreyman, Dr. Elizabeth Leary and Dr. Mario Ehlers. Includes an aggregate of 804,444 shares of common stock subject to Vested Options held by such persons, and 316,666 shares of common stock issuable upon conversion of 950,000 shares of Series A preferred stock held by such persons.
(11) Includes an aggregate of 1,037,057 shares of common stock held of record by third parties, but over which Saigene has voting power pursuant to irrevocable proxies granted by such third parties. Also includes 1,500,000 shares of common stock pledged to certain third parties to secure debt obligations of Saigene, but over which Saigene currently retains voting power. Does not include up to 1,715,706 shares of common stock that may be issued upon exercise by us of an option to purchase additional assets of Saigene. See "Certain Relationships and Related Transactions" below.
(12) Includes 141,666 shares of common stock issuable upon conversion of the 425,000 shares of Series A preferred stock held by the stockholder (at a 1:3 conversion rate).
(13) Includes 58,333 shares of common stock issuable upon conversion of the 175,000 shares of Series A preferred stock held by the stockholder (at a 1:3 conversion rate).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1933, as amended, requires our executive officers and directors, and persons who own more than 10% of our outstanding Common Stock, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such ownership reports they file.

         Based solely on our review of the copies of such reports we received, or written representations from certain reporting persons, we believe that, during the 2005 fiscal year, all such filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except that the following filings were not made on a timely basis:

         o Ronald Helm, our Chief Executive Officer and a director, filed one Form 4 reporting late a grant of stock options made to him in fiscal 2005;
         o Michael L. Hartzmark, our interim Chief Financial Officer, filed one Form 4 reporting late a grant of stock options made to him in fiscal 2005;
         o Terry Giles, one of our directors, filed one Form 4 reporting late a grant of stock options made to him in fiscal 2005;
         o Paul Kanan, one of our directors, filed one Form 4 reporting late a grant of stock options made to him in fiscal 2005;
         o Richard Palfreyman, one of our directors, filed two Forms 4, each reporting late a grant of stock options made to him in fiscal 2005; and
         o Saigene Corporation, a greater than 10% stockholder, filed eight Forms 4 reporting late 11 transactions that occurred during fiscal 2005.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Our directors and executive officers as of October 1, 2005 were as follows:

                        NAME            AGE                        POSITION
         ----------------------------  -----   -----------------------------------------------
         Ronald R. Helm                 54     President, Chief Executive Officer and Director
         Dr. Elizabeth Teng Leary       57                 Chief Scientific Officer
         Dr. Mario Ehlers               46                  Chief Medical Officer
         Michael L. Hartzmark           49             Interim Chief Financial Officer
         Terry M. Giles                 57                         Director
         Paul G. Kanan                  59                         Director
         Richard W. Palfreyman (1)(2)   63                         Director

         _______________
         (1)  Member of Audit Committee
         (2)  Member of Compensation Committee

         Our Board of Directors currently consists of four directors. Currently, only one director is considered "independent" within the meaning of the listing standards of The Nasdaq Stock Market.

         Officers are appointed by the Board of Directors. Each executive officer named above will serve until his or her successor is appointed or until his or her earlier death, resignation or removal. It is expected that each of the above officers will be reappointed by the Board of Directors immediately following the Annual Meeting.

         For the biographical summary of our director-nominees, see "Proposal 1. Election of Directors - Nominees" above. Set forth below are the names and certain biographical information for our executive officers.

EXECUTIVE OFFICERS

         In addition to Mr. Helm, following is biographical information for our other executive officers. Mr. Helm's biographical information is set forth above under "Proposal 1. Election of Directors - Nominees."

Elizabeth Teng   Dr. Elizabeth Leary has served as our Chief Scientific Officer
Leary, Ph.D,     since 2000, prior to which Dr. Leary was our Vice President of
DABCC            Laboratory Services from 1998. Dr. Leary co-founded Pacific
                 Biometrics Inc., a Washington corporation (PBI-WA), in 1989 and from 1989 to 1998, she was Vice President and Director of the Laboratory Division of PBI-WA. In l989, Dr. Leary also co-founded the Pacific Biometrics Research Foundation (PBRF), a non-profit corporation affiliated with us, and currently serves as the director of the CDC Cholesterol Reference Network
                 Laboratory at PBRF (one of eleven such reference laboratories in the world). Prior to joining Pacific Biometrics, Dr. Leary served as a director of clinical chemistry and industry consultant for 13 years. She is a diplomate of the American
                 Board of Clinical Chemistry. She is past chair of the Pacific
                 Northwest chapter of American Association for Clinical
                 Chemistry (AACC) and the Lipids and Vascular Disease Division of AACC, and past president of the North America Chinese
                 Clinical Chemist Association. She has published over 80 articles in peer-reviewed journals and books and is a recipient of several grants and awards. Dr. Leary received her B.A. from the University of California at Berkeley and her Ph.D. in Biochemistry from Purdue University. She is a graduate of the post-doctoral training program in clinical chemistry at the University of Washington Department of Medicine.

Mario R. Ehlers, Dr. Mario Ehlers has served as our Chief Medical Officer since
M.D., Ph.D.      September 2002. From June 1998 to September 2002, Dr. Ehlers
                 was the Vice President and Chief Medical Officer of Restoragen,
                 Inc., a privately-held biotechnology company. Subsequently, in December 2002, Restoragen, Inc. filed for chapter 11 reorganization and bankruptcy protection. Prior to 1998, Dr.
                 Ehlers has 11 years of experience in academic research. He was formerly chairman of an academic department at the University of Cape Town Medical School in South Africa and an instructor in biochemistry at Harvard Medical School. He is author to over 40 publications, two patents and two additional patent applications, with an international reputation in research on ACE and related proteases and in mycobacterial infectious diseases. Dr. Ehlers received both his MBChB (M.D. equivalent) and Ph.D. degrees from the University of Cape Town in South Africa.

Michael L.       Dr. Michael L. Hartzmark has served as our Interim Chief
Hartzmark, Ph.D. Financial Officer since October 2004. From August 2002 until
                 October 2004, Dr. Hartzmark was a director and Chairman of the Audit Committee of Pacific Biometrics. Currently, Dr. Hartzmark is also vice president at Chicago Partners, LLC, a firm providing consulting services on matters of economics, finance, accounting, and technology. Dr. Hartzmark served as President, Chief Executive Officer and Chairman of the Board of Cragar
                 Industries, Inc. from 1993 until it was merged with Global
                 Entertainment Corporation in 2004. He is currently on the Board of Directors of Global Entertainment. Dr. Hartzmark is also
                 President of DARMA, LLC, a firm providing wealth and asset management advisory services through an affiliation with Oppenheimer & Co., Inc. Dr. Hartzmark earned his M.A. and Ph.D.
                 degrees in economics at the University of Chicago. He holds a B.A. in economics from the University of Michigan.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our Board of Directors, which held four meetings during the fiscal year ended June 30, 2005, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee; the functions customarily attributable to the nominating committee are performed by the Board of Directors as a whole. During the 2005 fiscal year, all of the directors attended more than 75% of the total number of meetings of the Board of Directors and committees on which they served.

         AUDIT COMMITTEE

         The Audit Committee assists the Board in fulfilling its responsibilities to provide oversight with respect to our financial statements and reports, our independent auditors, the system of internal controls and the audit process. Its primary duties include reviewing the results and scope of the audit and other services provided by our independent auditors, and reviewing and evaluating our internal control functions. The Audit Committee also has authority for selecting and engaging our independent auditors and approving their fees. During the 2005 fiscal year, the Audit Committee met five times.

         The Audit Committee currently consists of one director, Richard Palfreyman (Chairman). Mr. Palfreyman is financially literate, and the Board has determined that Mr. Palfreyman is qualified as an "audit committee financial expert" within the meaning of SEC regulations based on his accounting and related financial management expertise. In addition, Mr. Palfreyman is considered an "independent director" within the meaning of the listing standards of The Nasdaq Stock Market.

         The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter was included as Appendix A to our Information Statement for the fiscal year 2003, as filed with the SEC on October 3, 2003.

         COMPENSATION COMMITTEE

         The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for our executive officers. The Compensation Committee met four times during fiscal 2005.

         The Compensation Committee currently consists of one director, Richard Palfreyman (Chairman). Mr. Palfreyman is considered an "independent director" within the meaning of the listing standards of The Nasdaq Stock Market. The Board of Directors has not adopted a written charter for the Compensation Committee.

POLICY ON STOCKHOLDER NOMINATION OF DIRECTORS

         Currently, our Board of Directors does not have a Nominating Committee. Rather, candidates for election to our Board of Directors are approved by our full Board of Directors for recommendation and nomination to the stockholders.

         In identifying candidates to be directors, our Board seeks persons it believes to be knowledgeable in our business or industry experience, or some aspect of it which would benefit our company. Our Board believes that the minimum qualifications for serving on our Board of Directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board of Directors will take into account whether a candidate qualifies as "independent" under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board of Directors will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert." Each candidate also needs to exhibit qualities of independence in thought and action. Finally, a candidate should be committed to the interests of our stockholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

         Candidates have traditionally been recommended to the Board by our Chief Executive Officer or one of the other directors, and there has not been a formal process for identifying new director nominees. Our Board of Directors also is open to receiving recommendations from stockholders as to potential candidates it might consider. The Board of Directors gives equal consideration to all director nominees, whether recommended by our stockholders, management or current directors.

         A stockholder wishing to submit a director nomination should send a letter to the Board of Directors, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board of Directors necessarily will nominate the person so recommended by a stockholder. In addition, for nominees for election to the Board proposed by stockholders to be considered, the following information must be timely submitted with the director nomination:

         o the name, age, business address and, if known, residence address of each nominee;
         o   the principal occupation or employment of each nominee;
         o the number of shares of our stock beneficially owned by each nominee;
         o the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nominee;
         o the number of shares of our stock beneficially owned by such stockholder making the nomination, and by each other stockholder known by such stockholder to be supporting such nominee;
         o any other information relating to the nominee or nominating stockholder that is required to be disclosed under SEC rules in order to have a stockholder proposal included in our proxy statement; and
         o a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

STOCKHOLDER COMMUNICATION WITH THE BOARD

         Stockholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such correspondence must identify the author as a stockholder of Pacific Biometrics, Inc., and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

         Depending on the subject matter of the communication, management will do one of the following:

         o forward the communication to the director or directors to whom it is addressed;
         o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or
         o NOT forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

         In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will NOT be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

DIRECTOR COMPENSATION

         Our policy is not to pay compensation to directors who are also employees for their services as directors.

         For fiscal 2005, our Board of Directors approved a new compensation program for our non-employee directors for their service during the fiscal year. Under this new program, each non-employee director is entitled to an annual retainer of $15,000, plus $500 for each Board meeting attended by such director during the fiscal year in excess of six meetings. Any non-employee director serving on the Audit Committee or the Compensation Committee is entitled to $250 for each such committee meeting attended during the fiscal year in excess of six meetings for each such committee. Beginning with the first quarter of fiscal 2006 ended September 30, 2005, the Board approved an increase in the quarterly cash compensation to Richard Palfreyman, currently the sole independent director on the Audit Committee and Compensation Committee, for his service on these committees, at the rate of $1,250 per quarter per committee. Currently, no past due amounts are owing to outside directors. In fiscal 2005, we made additional payments totaling $63,660 on amounts due to the outside directors for their service prior to September 30, 2004.

         The Board also generally approved awards of stock options to the non-employee directors, in an amount to be determined at a later date by the Board. In fiscal 2005, each non-employee director received options to acquire 25,000 shares of Common Stock at an exercise price of $0.96 per share, which was the closing sale price of our common stock on the OTC Bulletin Board on the applicable date of grant. In addition, non-employee directors will be reimbursed their expenses associated with attending Board meetings. We maintain liability insurance on our directors and officers.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

         We do not have a formal policy requiring director attendance at our annual meeting of stockholders, however, all directors are encouraged to attend. At last year's 2004 annual meeting of stockholders, one of our directors was in attendance.

CODE OF ETHICS

         We have adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, controller and other employees performing similar functions. We filed a copy of the Code of Ethics as an exhibit to our annual report on Form 10-KSB for the 2004 fiscal year, which may be accessed through the SEC's website at www.sec.gov.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent public accountants, Williams & Webster P.S., are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue its report.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         Our independent accountants have provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 for filing with the Securities and Exchange Commission.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              RICHARD W. PALFREYMAN

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows for each of the three fiscal years ended June 30, 2005, 2004 and 2003, respectively, certain compensation awarded or paid to, or earned by, the following persons (collectively, the "NAMED EXECUTIVE Officers"):

         o   Ronald R. Helm, our Chief Executive Officer;
         o   Elizabeth T. Leary, Ph.D., our Chief Scientific Officer; and
         o   Mario R. Ehlers, Ph.D., our Chief Medical Officer.

Other than the Named Executive Officers, no executive officer who was serving in such capacity at the end of fiscal 2005, earned more than $100,000 in salary and bonus for the 2005 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                 ANNUAL COMPENSATION        COMPENSATION
                                      --------------------------------------------------
                                                                             SECURITIES
                                                                                UNDER
         NAME AND            FISCAL                           OTHER ANNUAL     OPTIONS      ALL OTHER
    PRINCIPAL POSITION        YEAR      SALARY      BONUS     COMPENSATION   GRANTED (1)   COMPENSATION
---------------------------  ------   ----------  ----------  ------------   -----------   ------------
                                         ($)         ($)           ($)           (#)             $
Ronald R. Helm (1).........   2005     $239,994    $ 15,000        --           160,000      $ 2,904 (1)
CHIEF EXECUTIVE OFFICER       2004      223,065          --        --           344,049        2,148
AND CHAIRMAN                  2003      138,252          --     $61,867           --           6,446


Elizabeth T. Leary (2) ....   2005      176,850      49,755        --             --           2,083 (2)
CHIEF SCIENTIFIC OFFICER      2004      125,445      58,510        --           157,887           --
                              2003       97,690     113,371        --            21,922 (2)       --


Mario R. Ehlers (3) .......   2005      181,775          --        --                --        2,952 (3)
CHIEF MEDICAL OFFICER         2004      208,288          --        --           121,178        2,112
                              2003      166,134          --        --                --       27,434

___________________________
(1) Mr. Helm became a Director, Chairman and Chief Executive Officer effective on August 28, 2002. "Other Annual Compensation" in fiscal 2003 consists of amounts paid to Saigene Corporation as reimbursement for Mr. Helm's salary for the period beginning September 2002 through January 2003, during which time Mr. Helm was our employee but was being paid by Saigene pursuant to a management agreement. The amounts listed under "All Other Compensation" in fiscal 2005 include $2,104 in life insurance premiums paid by us for Mr. Helm's benefit and $800 in company-contributions for Mr. Helm's account in the 401(k) plan.
(2) The amounts in the Bonus column consist of sales commissions. On August 28, 2002, we granted Dr. Leary stock options for 21,922 shares of common stock in full satisfaction of deferred compensation owing to Dr. Leary in the amount of $65,765 for prior fiscal years. The amounts listed under "All Other Compensation" in fiscal 2005 consists of life insurance premiums paid by us for Dr. Leary's benefit.
(3) Dr. Ehlers became Chief Medical Officer on September 30, 2002. The amounts listed under "All Other Compensation" in fiscal 2005 include $2,043 in life insurance premiums paid by us for Dr. Ehlers' benefit and $909 in company-contributions for Dr. Ehlers' account in the 401(k) plan.

STOCK OPTION GRANTS DURING FISCAL 2005

The following table shows information regarding stock options granted to the Named Executive Officers during the 2005 fiscal year:

                                     PERCENTAGE OF
                     NO. OF SHARES   TOTAL OPTIONS                  EXERCISE
                       UNDERLYING      GRANTED TO      PRICE     EXPIRATION DATE
NAME                OPTIONS GRANTED    EMPLOYEES     PER SHARE         (1)
------------------  ---------------  -------------   ---------   ---------------
Ronald R. Helm          160,000          91.4%         $1.04       June 1, 2015
Elizabeth T. Leary         --              --            --             --
Mario R. Ehlers            --              --            --             --
____________
(1) The options vest monthly over a period of 36 months from the grant date.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         None of the Named Executive Officers exercised any stock options during fiscal 2005. The table below shows information regarding the number and value of unexercised in-the-money stock options held by the Named Executive Officers as of June 30, 2005, the fiscal year-end.

                                                  NUMBER OF SHARES UNDERLYING          VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT            IN-THE-MONEY OPTIONS
                                                         JUNE 30, 2005                   AT JUNE 30, 2005
                                                ------------------------------------------------------------------
                       SHARES          VALUE
                     ACQUIRED ON      REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
      NAME           EXERCISE (#)       ($)          (#)             (#)             ($)              ($)
------------------------------------------------------------------------------------------------------------------
Ronald R. Helm          --               --        221,271         282,778         $28,765          $15,961
Elizabeth T. Leary      --               --        122,793          57,015          22,540           7,412
Mario R. Ehlers         --               --         78,784          42,392          10,242           5,511

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information as of June 30, 2005, regarding our Common Stock that may be issued upon the exercise of options, warrants and other rights under our equity compensation plans. See also "Notes 11 and 12 to Consolidated Financial Statements" to our Consolidated Financial Statements for the fiscal year ended June 30, 2005 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                                       (A)
                                 No. of Shares                (B)                        (C)
                                  to be Issued         Weighted Average       No. of Shares Available
                                Upon Exercise of       Exercise Price of        for Future Issuance,
                              Outstanding Options,   Outstanding Options,       excluding securities
Plan Category                 Warrants and Rights     Warrants and Rights     reflected in Column (a)
-------------                 -------------------     -------------------     -----------------------
Equity Compensation Plans
Approved by Stockholders (1)        1,376,109                $0.81                    423,891

Equity Compensation Plans Not
Approved by Stockholders            3,085,713                 1.08                         --

   TOTAL                            4,461,822                $1.00                    423,891

_________________
(1)   Consists solely of the Pacific Biometrics, Inc. 1996 Stock Incentive Plan.

EMPLOYMENT / CONSULTING AGREEMENTS

         RONALD R. HELM. On June 1, 2005, we entered into an employment agreement with Ronald R. Helm, our President and Chief Executive Officer. Previously, we did not have a written employment agreement in place with Mr. Helm. The employment agreement is for a term of 25 months, commencing on June 1, 2005 and expiring June 30, 2007.

         Effective as of July 1, 2005, Mr. Helm is entitled to an annual base salary of $225,000, plus a one-time signing bonus of $15,000 to be paid on July 1, 2005. In the first year of the employment agreement, Mr. Helm will be eligible to receive a 20% bonus based on the company's achievement of certain revenue and earnings targets, as determined by the Compensation Committee. In the second year of the employment agreement, Mr. Helm will be eligible to receive a 30% bonus, 20% of which will be based on company revenues and earnings targets and 10% of which will be based on achievement of certain personal goals, each as determined by the Compensation Committee. Under the terms of the employment agreement, on June 1, 2005 we granted to Mr. Helm stock options for 160,000 shares of Common Stock with an exercise price of $1.04 per share, representing the closing trading price on such date. In addition, Mr. Helm is entitled to receive a second award of stock options for 160,000 shares of Common Stock on July 1, 2006. Both of these stock option awards are pursuant to our stock option plan.

         If we terminate the employment agreement without cause, Mr. Helm will be entitled to receive the unpaid salary and vacation for the remaining term of the agreement, plus any bonus earned as of the date of termination. In the event our company is sold, is the non-surviving party in a merger or completes a sale of substantially all its assets, Mr. Helm will be entitled to receive an amount equal to two times his base annual salary, less any money that he receives from the buyer or surviving entity. Mr. Helm may terminate the agreement upon 30 days' notice.

         DR. ELIZABETH T. LEARY. On October 6, 2004, we entered into a new at-will employment agreement with Dr. Elizabeth Leary, our Chief Scientific Officer. Under the employment agreement, effective as of October 1, 2004, Dr. Leary's employment status was changed to full salary at an annual rate of $190,000 per year, plus participation in an executive bonus plan. Under the bonus plan, Dr. Leary was entitled to up to a 20% bonus based upon achievement of certain performance criteria during the 12-month period beginning October 1, 2004, which performance criteria were not satisfied. The new agreement replaces in its entirety her prior employment agreement. Under her prior agreement, Dr. Leary received an annual salary of $60,000, plus an hourly rate of $60 for each hour worked in excess of 88 hours per month, plus certain sales commissions based on net sales by us from new or existing customers. In connection with the new employment agreement, Dr. Leary also entered into our standard form of Employee Confidential Information and Inventions Agreement, pursuant to which, among other things, she has agreed not to compete with us for as long as she is employed by us, and has agreed to non-solicitation of our employees, customers, suppliers and consultants following termination of employment.

         TERRY M. GILES. On August 28, 2002, we entered into a consulting agreement with Terry M. Giles. At that time, Mr. Giles was a former director and greater than 5% stockholder; subsequently, in September 2003, Mr. Giles was re-elected to our Board of Directors. Pursuant to the consulting agreement, we agreed to engage Mr. Giles as a consultant and to pay Mr. Giles compensation of $10,000 per month until the conversion of Mr. Giles shares of Series A preferred stock into Common Stock, and until such shares are either (a) registered pursuant to an effective registration statement, or (b) deemed tradable pursuant to Rule 144. Pursuant to the consulting agreement, we accrued the first year's payments (totaling $120,000) and such payments will be amortized and paid over the succeeding four years (i.e., an additional $2,500 per month over 48 months beginning September 2003), with any accrued amounts due being payable upon termination of the consulting agreement, if terminated earlier than 60 months. For the fiscal year ended June 30, 2005, we recorded $120,000 in consulting expense to Mr. Giles under this consulting agreement, of which $65,000 was accrued and owing to Mr. Giles as of June 30, 2005.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have a consulting agreement with Terry Giles, a current director, that we originally entered into on August 28, 2002. At that time, Mr. Giles was a former director and greater than 5% stockholder; subsequently, in September 2003, Mr. Giles was re-elected to our Board of Directors. See "Employment/Consulting Agreements" above for a description of the consulting agreement.

         On November 5, 2004, we entered into a consulting agreement with Chicago Partners, LLC to provide accounting support and financial consulting services to us. Pursuant to this agreement, Michael L. Hartzmark, Ph.D. is serving as our interim Chief Financial Officer. Dr. Hartzmark is currently Vice President of Chicago Partners, and was formerly a member of our Board of Directors and chairman of our Audit Committee. Under the consulting agreement with Chicago Partners, we pay Chicago Partners for Dr. Hartzmark's services at a rate of $10,000 per month, plus reimbursable costs and expenses. Further, we have agreed to indemnify Chicago Partners and its owners, employees and agents from any liabilities for third-party claims arising out of this engagement.

         On August 28, 2002, we entered into a consulting agreement with Paul G. Kanan, a current director and former officer. Pursuant to his consulting agreement, we agreed to engage Mr. Kanan as a consultant for a period of 12 months beginning September 1, 2002, and to pay Mr. Kanan $3,000 per month. Pursuant to its terms, the consulting arrangement was extended for an additional 12 months, and expired on August 31, 2004. For the fiscal year ended June 30, 2004, we recorded $36,000 in consulting expense to Mr. Kanan under this consulting agreement, and all such payments were made to Mr. Kanan during fiscal 2005.

         Effective August 31, 2004, we terminated our Management Agreement with Saigene Corporation. We originally entered into the Management Agreement on August 28, 2002, providing for management services by Saigene for the day-to-day operations of our clinical laboratory. Under the terms of the Management Agreement, we were obligated to pay a monthly fee of $90,000 to Saigene in consideration for its services. Subsequently, we amended the Management Agreement to reduce the management fee to $70,000 per month effective July 1, 2003, further reduced to $40,000 per month effective February 1, 2004, and further reduced to $20,000 per month effective June 15, 2004.

         On December 19, 2002, we entered into an Investment Agreement with Saigene Corporation, whereby Saigene agreed to make an additional investment in our company, consisting of (i) a promissory note in the amount of $200,000 due and payable to us on September 30, 2003 in either cash or surrender of shares of common stock, (ii) the assumption by Saigene of certain debt obligations in the aggregate amount of approximately $370,000, and (iii) the surrender of 10,000 shares of common stock held by Saigene. Subsequently on September 30, 2003, pursuant to the terms of the $200,000 promissory note payable to us, Saigene notified us of its election to surrender shares of common stock as payment on the note, at a deemed value of $3.00 per share. As a result, Saigene surrendered an aggregate of 72,072 shares of common stock and paid $2.36 in cash as payment in full of the principal and accrued interest on the note.

         All ongoing and any future related-party transactions have been and will be made or entered into on terms that are no less favorable to us than those that may be obtained from an unaffiliated third party. In addition, any future related-party transactions, including any forgiveness of loans, must be approved by a majority of the disinterested members of our board of directors.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has selected the firm of Williams & Webster, P.S., independent registered public accounting firm, to be our auditors for the fiscal year ending June 30, 2006. Representatives of Williams & Webster, P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

PREVIOUS CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

         We originally engaged Williams & Webster, P.S. as our auditors on December 28, 2004, following the resignation on December 6, 2004, of Grant Thornton LLP as our prior independent registered public accounting firm. The decision to engage Williams & Webster as our independent registered public accountants was approved by our Audit Committee.

         During the two fiscal years ended June 30, 2004 and 2003, and the subsequent interim period through the date of Grant Thornton's resignation on December 6, 2004, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Grant Thornton on our consolidated financial statements for the two fiscal years ended June 30, 2004 and 2003 contained an explanatory paragraph regarding our ability to continue as a going concern.

         On September 20, 2004, in connection with Grant Thornton's audit of our financial statements for the fiscal year ended June 30, 2004, Grant Thornton issued a written letter to our Board of Directors and Audit Committee that it had identified a significant deficiency regarding our internal controls. The deficiency noted was the lack of segregation of duties within the accounting department and the lack of written procedures with respect to certain of those duties. This significant deficiency was not believed to be a material weakness. On November 11, 2004, in connection with Grant Thornton's review of our financial statements for the quarter ended September 30, 2004, Grant Thornton issued a second written letter to our Board of Directors and Audit Committee in which it concluded that there had been no significant improvements to address the prior identified deficiency. Subsequent to November 11, 2004, we took corrective action to address this noted deficiency, including formally adopting written procedures for the segregation of duties within the accounting department. Although Grant Thornton has not evaluated these actions or performed additional procedures, we believe that our action adequately addresses the significant deficiency identified by Grant Thornton.

         On December 28, 2004, we entered into an engagement agreement with Williams & Webster P.S. to serve as our new independent registered public accountants to audit our financial statements for the fiscal year ending June 30, 2005. Williams & Webster commenced its engagement with its review of our financial statements for the quarter ended December 31, 2004.

         During the two fiscal years ended June 30, 2004 and 2003, and the subsequent interim period through December 28, 2004, we did not consult with Williams & Webster regarding any matter or event.

AUDIT AND RELATED FEES FOR FISCAL 2005 AND 2004

         The following table set forth the aggregate fees billed by our previous auditors, Grant Thornton, LLP for professional services rendered to us during the past two fiscal years ended June 30, 2005 and 2004. The Audit Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of Grant Thornton, LLP. The following table also sets forth the aggregate fees billed by our current auditors, Williams & Webster, P.S. for professional services rendered to us during the past fiscal year ended June 30, 2005. The Audit Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of Williams & Webster, P.S.

                                    WILLIAMS &
                                   WEBSTER, P.S.      GRANT THORNTON, LLP
                                   ------------   ---------------------------
                                       2005           2005           2004
                                   ------------   ------------   ------------
Audit Fees (1) ..................  $     31,796   $     24,425   $    119,848
Audit Related Fees (2)...........         1,940             --             --
Tax Fees (3) ....................            --          5,090         13,165
All Other Fees ..................            --             --             --

__________________
(1) "Audit Fees" represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings.
(2) "Audit Related Fees" generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.
(3) "Tax Fees" generally represent fees for tax compliance, tax advice and tax planning services, including preparation of tax returns.


                                  ANNUAL REPORT

         Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, which includes financial statements and schedules thereto, is being mailed to stockholders together with this Proxy Statement. We will provide copies of the exhibits to the Annual Report on Form 10-KSB as filed with the SEC, upon written request to our Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, Washington 98119. We may require payment of a reasonable fee to cover the costs of reproduction and mailing of any such requested exhibits.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.



                                           By Order of the Board of Directors


                                           Ronald R. Helm
                                           President and Chief Executive Officer

Seattle, Washington
October 25, 2005

                                                                      APPENDIX A
                                                                      ----------

                            PACIFIC BIOMETRICS, INC.
                            2005 STOCK INCENTIVE PLAN


SECTION 1.    PURPOSE

         The purpose of this Pacific Biometrics, Inc. 2005 Stock Incentive Plan (the "PLAN") is to enhance the long-term stockholder value of Pacific Biometrics, Inc., a Delaware corporation (the "COMPANY"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.


SECTION 2.    DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "AWARD" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or other intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company's business or reputation, in each case as determined by the Plan Administrator in its sole discretion, and its determination as to whether an action constitutes Cause shall be conclusive and binding.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMON STOCK" means the Company common stock, $.01 par value per share.

         "CORPORATE TRANSACTION" means any of the following events:

                (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation;

                (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation of the Company; or

                (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

         Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

         "DISABILITY" means "disability" as that term is defined for purposes of
Section 22(e)(3) of the Code. As of the date of adoption of this Plan, such terms means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         "EMPLOYEE" means any person, including officers and directors, employed by the Company (or one of its parent corporations or subsidiary corporations), with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Plan Administrator in its discretion, subject to any requirements of the Code. For purposes of this provision, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall be the fair market value of the Common Stock, as of any date, as determined by the Plan Administrator as follows:

                (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market tier of The Nasdaq Stock Market ("NASDAQ"), the Fair Market Value shall be the closing sales price for such stock (or if no sales were reported, the closing sales price on the last preceding trading date), as quoted on such system or exchange, or the system or exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

                (b) If the Common Stock is quoted on the Nasdaq system (but not on the National Market tier thereof), on the OTC Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the closing sales price for such stock for the Common Stock on the Grant Date, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

                (c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

         "GRANT DATE" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

         "HOLDER" means (a) the person to whom an Award is granted, (b) for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10, or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

         "INCENTIVE STOCK OPTION" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

         "NONQUALIFIED STOCK OPTION" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

         "OPTION" means the right to purchase Common Stock granted under Section 7.

         "PLAN ADMINISTRATOR" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

         "RESTRICTED STOCK" means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STOCK AWARD" means an Award granted under Section 9.

         "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

         "SUCCESSOR CORPORATION" has the meaning set forth under Section 11.2.


SECTION 3.    ADMINISTRATION

         3.1 PLAN ADMINISTRATOR. The Plan shall be administered by the Board, or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act, and (c) any requirements as to "independent directors" pursuant to rules of any securities exchange on which the Common Stock is quoted or listed for trading. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

         3.2 ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR. Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any document, agreement or instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

         3.3 REPLACEMENT OF OPTIONS. Without limiting the authority granted to the Plan Administrator under Section 3.2, the Plan Administrator, in its sole discretion, shall have the authority, among other things, to (a) grant Options subject to the condition that Options previously granted at a higher or lower exercise price under the Plan be canceled or exchanged in connection with such grant (the number of shares covered by the new Options, the exercise price, the term and the other terms and conditions of the new Option, shall be determined in accordance with the Plan and may be different from the provisions of the canceled or exchanged Options), and (b) amend or modify outstanding and unexercised Options, with the consent of the Holder, to, among other things, reduce the exercise price per share, establish the exercise price at the then-current Fair Market Value or accelerate or defer the exercise date, vesting schedule or expiration date of any Option.


SECTION 4.    STOCK SUBJECT TO THE PLAN

         4.1 AUTHORIZED NUMBER OF SHARES. Subject to adjustment from time to time as provided in Section 11.1, a maximum of 3,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

         4.2 REUSE OF SHARES. Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan.

SECTION 5.    ELIGIBILITY

         Awards may be granted under the Plan to those Employees, officers and directors of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries, as the Plan Administrator from time to time selects. In granting Awards to consultants, agents, advisors and independent contractors, the Plan Administrator shall give consideration to the requirements set forth in the instructions to the use of Form S-8 registration statement under the Securities Act. A member of the Board may be eligible to participate in or receive or hold Awards under this Plan; provided, however, that no member of the Board shall vote with respect to the granting of an Award to himself or herself.


SECTION 6.    AWARDS

         6.1 FORM AND GRANT OF AWARDS. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination. An eligible person may receive one or more grants of Awards as the Plan Administrator shall from time to time determine, and such determinations may be different as to different Holders and may vary as to different grants, even when made simultaneously.

         6.2 NUMBER OF SHARES. The maximum number of shares that may be issued pursuant to the grant of an Award shall be as established by the Plan Administrator. Provided, however, to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code, the Plan Administrator shall not grant Awards to any person in any one fiscal year of the Company in an amount that exceeds, in the aggregate, 1,000,000 shares of Common Stock (subject to adjustment as provided in Section 11).

         6.3 ACQUIRED COMPANY AWARDS. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("ACQUIRED ENTITIES") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "ACQUISITION TRANSACTION"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.


SECTION 7.    AWARDS OF OPTIONS

         7.1 GRANT OF OPTIONS. The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

         7.2 OPTION EXERCISE PRICE. The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

         7.3 TERM OF OPTIONS. The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

         7.4 VESTING / EXERCISABILITY OF OPTIONS. The Plan Administrator shall establish and set forth in each agreement that evidences an Option the time at which or the installments in which, if any, the Option shall vest and become exercisable. In the absence of a defined vesting schedule in the agreement evidencing the Option, the Option covered by such agreement will vest and become exercisable quarterly over a period of three years from the Grant Date, with 1/12 of the Option vesting and becoming exercisable on each quarterly anniversary of the Grant

Date. The Plan Administrator, in its absolute discretion, may waive or accelerate any vesting requirement contained in outstanding and unexercised Options.

         7.5 EXERCISE OF OPTIONS. Options shall be exercised in accordance with the following terms and conditions:

                (a) PROCEDURE. To the extent that an Option has vested and is currently exercisable, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option). Only whole shares shall be issued pursuant to the exercise of any Option.

                (b)  PAYMENT OF EXERCISE PRICE.

                     (1) The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares being purchased. Such consideration must be paid in any combination of cash and/or bank-certified or cashier's check (or personal check if determined acceptable by the Plan Administrator in its sole discretion), either at the time the Option is granted or within three days after notice of exercise is tendered to the Company.

                     (2) In addition, to the extent permitted by the Plan Administrator in its sole discretion, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this
         Section 7.5, by (y) delivery of a full-recourse promissory note or (z) such other consideration as the Plan Administrator may permit. The terms of any such promissory note, including the interest rate, terms of and security for repayment, and maturity, will be subject to the Plan Administrator's discretion. Any such promissory note shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

                     (3) If and so long as the Common Stock is registered under
         Section 12 of the Exchange Act, then, to the extent permitted by applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations) and unless the Plan Administrator determines otherwise, an Option also may be exercised by
         (a) delivery of shares of Common Stock (which shares, if tendered by an affiliate of the Company, shall have been held by the Holder for at least six months) having a Fair Market Value equal to the aggregate exercise price (such payment in stock may occur in the context of a single exercise of an option or successive and simultaneous exercises, sometimes referred to as "pyramiding," which provides that, rather than physically exchanging certificates for a series of exercises, bookkeeping entries will be made pursuant to which the Holder is permitted to retain his existing stock certificate and a new stock certificate is issued for the net shares), or (b) delivery of a properly executed exercise notice together with irrevocable instructions to (i) a brokerage firm acceptable to the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with such exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the requirements of the Federal Reserve Board.

         7.6 RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to shares of Common Stock acquired on exercise of an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon proper exercise of the Option and payment in full of the aggregate exercise price. In the event that the exercise of an Option is treated in part as the exercise of a Nonqualified Stock Option (pursuant to the provisions of Section 8.1), the Company shall issue a stock certificate evidencing the shares treated as acquired upon the exercise of an Incentive Stock Option and a separate stock certificate evidencing the shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of this Plan.

         7.7 POST-TERMINATION EXERCISES. The Plan Administrator shall establish and set forth in each agreement that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

                (a) TERMINATION OTHER THAN DEATH, DISABILITY OR CAUSE. In case of termination of the Holder's employment or services other than by reason of death, Disability or Cause, the Holder may exercise his or her Options at any time prior to the expiration of three months after the date the Holder ceases to be an Employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                (b) DISABILITY. In case of termination of the Holder's employment or services by reason of the Holder's Disability, the Holder (or personal representative) may exercise his or her Options at any time prior to the expiration of one year after the date of such termination (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination.

                (c) DEATH. In the event of the death of a Holder, any Options held may be exercised at any time on or prior to the expiration of one year after the date of death (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of his or her death, and only by the Holder's personal representative (if then subject to administration as part of the Holder's estate) or by the person(s) to whom the Holder's rights under the Option shall have passed by will or by the applicable laws of descent and distribution or by Holder's Permitted Transferee.

                (d) CAUSE. In case of termination of the Holder's employment or services for Cause, all Options held by Holder or his or her Permitted Transferee shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

         7.8 WAIVER OR EXTENSION OF TIME PERIODS. The Plan Administrator shall have the authority, prior to or within the times specified in this Section 7 for the exercise of any such Option, to extend such time period or waive in its entirety any such time period to the extent that such time period expires prior to the expiration of the term of such option. In addition, the Plan Administrator may modify or eliminate the time periods specified in this Section 7 with respect to particular Option grants. However, no Incentive Stock Option may be exercised after the expiration of ten years from the date such option is granted. If a Holder holding an Incentive Stock Option exercises such Option, by express permission of the Plan Administrator, after the expiration of the time periods specified in this Section 7, the Option will no longer be treated as an Incentive Stock Option under the Code and shall automatically be converted into a Nonqualified Stock Option.

         7.9 TERMINATION OF OPTIONS. Any portion of an Option that is not vested and exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In addition, to the extent that any Options of any Holder whose employment or services have terminated shall not have been exercised within the limited periods prescribed in this Section 7, the Options and all further rights to purchase shares pursuant to such Options shall cease and terminate at the expiration of such period.

SECTION 8.    INCENTIVE STOCK OPTION LIMITATIONS

         To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

         8.1 LIMITATION ON AMOUNT OF GRANTS TO ANY ONE HOLDER. To the extent that a Holder is granted Incentive Stock Options that in the aggregate (together with all other Incentive Stock Options granted by the Company or Subsidiaries to such Holder under this Plan and any other stock option plans of the Company) entitle the Holder to purchase, in any calendar year during which such Options first become exercisable, Common Stock having a Fair Market Value (determined as of the Grant Date) in excess of $100,000, such portion of the Options in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

         8.2 GRANTS TO 10% STOCKHOLDERS. Incentive Stock Options may be granted to a person who, at the time the option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary only if (a) the exercise price per share shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date, and (b) the Option term shall not exceed five years from the Grant Date. The determination of 10% ownership shall be made by the Plan Administrator in accordance with Section 422 of the Code.

         8.3 ELIGIBLE PERSONS. Only persons who are Employees may receive Incentive Stock Options. Persons who are not Employees may not be granted Incentive Stock Options and will only be eligible to receive Nonqualified Stock Options.

         8.4 TERM. The term of an Incentive Stock Option shall not exceed 10 years.

         8.5 EXERCISABILITY. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder's reemployment rights are guaranteed by statute or contract.

         8.6 TAXATION OF INCENTIVE STOCK OPTIONS. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for (a) at least two years after the Grant Date of the Incentive Stock Option and (b) at least one year from the date of exercise. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired upon exercise of an Incentive Stock Option which occurs prior to the expiration of such holding periods. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.


SECTION 9.    STOCK AWARDS

         9.1 GRANT OF STOCK AWARDS. The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions, the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services, and the purchase price, if any.

         9.2 ISSUANCE OF SHARES. Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

         9.3 WAIVER OF RESTRICTIONS. Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances (including the death or Disability of Holder, or material change in the Holder's circumstances after the date of the Award) and subject to such terms and conditions (including forfeiture of the shares) as the Plan Administrator shall deem appropriate.


SECTION 10.   ASSIGNABILITY

         No Option granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.


SECTION 11.   ADJUSTMENTS

         11.1 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other similar change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities (but without any change in the aggregate price to be paid therefor). The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 11.1 but shall be governed by Section 11.2.

         11.2 ADJUSTMENTS UPON A CORPORATE TRANSACTION. Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable. Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "SUCCESSOR CORPORATION") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All outstanding Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

         11.3 FURTHER ADJUSTMENT OF AWARDS. Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

         11.4 NO FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

         11.5 DETERMINATION OF PLAN ADMINISTRATOR TO BE FINAL. All adjustments made pursuant to this Section 11 shall be made by the Plan Administrator and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         11.6 LIMITATIONS. The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


SECTION 12.   WITHHOLDING

         The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Upon exercise of an Award, the Holder shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company all amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.


SECTION 13.   LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

         To assist a Holder (other than any Holder who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a full-recourse loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Holder from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.


SECTION 14.   SECURITIES REGULATIONS

         14.1 COMPLIANCE WITH LAWS. Shares shall not be issued with respect to an Award granted under this Plan unless the adoption of this Plan, the grant and exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange, national market system, over the counter system, or any electronic bulletin board, upon which the Common Stock may then be listed, quoted or traded, and shall further be subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. In addition, notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders.

         14.2 REPRESENTATIONS BY HOLDER. With respect to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Holder to represent and warrant at the time of such exercise or receipt that the shares are being purchased or received only for Holder's own account investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in
Section 14.1 above. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the stock certificate in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

         14.3 NO REGISTRATION REQUIRED. The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.


SECTION 15.   AMENDMENT AND TERMINATION OF PLAN

         15.1 AMENDMENT OF PLAN. The Board may modify or amend the Plan in such respects as it shall deem advisable or in order to conform to any changes in law or regulation applicable thereto, or in other respects; provided, however, that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, the Board may not, without further approval by the stockholders of the Company, effect any amendment that will (a) increase the total number of shares as to which Awards may be granted under the Plan, (b) modify the class of persons eligible to receive Awards, or (c) change the terms of the Plan which causes the Plan to lose its qualification as an incentive stock option plan under Section 422(b) of the Code, or (d) otherwise require stockholder approval under any applicable law, regulation or rule of any stock exchange.

         The Plan shall comply with the requirements of, and shall be operated, administered, and interpreted in accordance with, a good faith interpretation of Code Section 409A and Section 885 of the American Jobs Creation Act of 2004 (the "AJCA") to the extent applicable. If any provision of the Plan is inconsistent with the restrictions imposed by Code Section 409A, that provision shall be deemed to be amended to the extent necessary to reflect the new restrictions imposed by Code Section 409A. Any Award granted under the Plan prior to issuance of definitive guidance from the Internal Revenue Service or the Department of Treasury with regard to any issue related to Code Section 409A shall be subject to the condition that the Plan Administrator may make such changes to the Award as necessary or appropriate in the Plan Administrator's discretion to reflect the restrictions imposed by Code Section 409A, without the consent of the Participant.

         15.2 TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

         15.3 CONSENT OF HOLDER. The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.


SECTION 16.   GENERAL

         16.1 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan. In addition, all such agreements evidencing Options shall include or incorporate by reference the following terms and conditions: number of shares, exercise price, vesting schedule, term and termination.

         16.2 NO RIGHTS TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan or any Award granted pursuant hereto, or any action of the Plan Administrator taken under the Plan, shall confer upon any Holder any right to be retained in the employment or service of the Company or any Subsidiary, or to remain a director thereof or a consultant thereto, or to interfere in anyway with the right of the Company or any Subsidiary, in its sole discretion, to terminate such Holder's employment or service at any time or to remove the Holder as a director or consultant at any time.

         16.3 NO RIGHTS AS A STOCKHOLDER. No Option shall entitle the Holder to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

         16.4.....NO TRUST OR FUND. The Plan is intended to constitute an
"unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

         16.5 SEVERABILITY. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.


SECTION 17.   EFFECTIVE DATE

         This Plan shall become effective on the date of its adoption by the Board and Awards Options may be granted immediately thereafter, but no Option may be exercised under the Plan unless and until the Plan shall have been approved by the stockholders within 12 months after the date of adoption of the Plan by the Board of Directors. If such approval is not obtained within such period the Plan and any Options granted shall be null and void.

         Adopted by the Board of Directors on October 5, 2005 and approved by the Company's stockholders on ________________, 2005.

                       APPENDIX A FOR CALIFORNIA RESIDENTS
                           TO PACIFIC BIOMETRICS, INC.
                            2005 STOCK INCENTIVE PLAN

         This Appendix to the Pacific Biometrics, Inc. 2005 Stock Incentive Plan (the "Plan") shall have application only to participants who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. NOTWITHSTANDING ANY PROVISION CONTAINED IN THE PLAN TO THE CONTRARY AND TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO ALL AWARDS GRANTED TO RESIDENTS OF THE STATE OF CALIFORNIA, UNTIL SUCH TIME AS THE COMMON STOCK BECOMES A "LISTED SECURITY" UNDER THE SECURITIES ACT:

         1. Nonqualified Stock Options shall have an exercise price that is not less than 100% of the Fair Market Value of the stock at the time the Option is granted, as determined by the Board, except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

         2. The purchase price for any Stock Awards that may be purchased under the Plan ("Stock Purchase Rights") shall be at least 100% of the Fair Market Value of the Common Stock at the time the Participant is granted the Stock Purchase Right or at the time the purchase is consummated. Notwithstanding the foregoing, the purchase price shall be 100% of the Fair Market Value of the Common Stock at the time the Participant is granted the Stock Purchase Right or at the time the purchase is consummated in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

         3. Options shall have a term of not more than ten years from the date the Option is granted.

         4. Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in Rule 16a-1(e) of the Exchange Act.

         5. Options shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its affiliates.

         6. Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an Option on the date employment terminates, shall be:

                a. at least six months from the date of termination of employment if termination was caused by death or Disability; and

                b. at least 30 days from the date of termination if termination of employment was caused by other than death or Disability;

                c.  but in no event later than the remaining term of the Option.

         7. No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the stockholders.

         8. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

         9. The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

         10. Any right of repurchase on behalf of the Company in the event of a Participant's termination of employment shall be at a purchase price that is
(a) not less than the Fair Market Value of the securities upon termination of employment, and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise), and the right shall terminate when the Company's securities become publicly traded; or (b) at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the shares per year over five years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of the exercise). In addition to the restrictions set forth in clauses (a) and (b), the securities held by an officer, director or consultant of the Company or an affiliate of the Company may be subject to additional or greater restrictions.

                            PACIFIC BIOMETRICS, INC.

               PROXY CARD FOR 2005 ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 1, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned stockholder of Pacific Biometrics, Inc., a Delaware corporation (the "Company"), hereby appoints Ronald R. Helm and Richard W. Palfreyman, or either of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned shareholder is entitled to vote at the Company's 2005 Annual Meeting of Shareholders , to be held on December 1, 2005, at 9:00 a.m. local time, at the Company's executive offices located at 220 West Harrison Street, Seattle, Washington 98119 and at any adjournments or postponements thereof (the "Annual Meeting"), upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 25, 2005, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby revokes any proxy or proxies previously given.






                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

1.      Nominees for Election as Director

        (01)  Ronald R. Helm
        (02)  Terry M. Giles
        (03)  Paul G. Kanan
        (04)  Richard W. Palfreyman


        Mark X for only one box:

        [_]   FOR ALL NOMINEES
        [_]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
        [_]   WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              NUMBER(S) OF NOMINEES BELOW

        Number Only
                    -------------------------------------------------




2.      Approval of 2005 Stock Incentive Plan.

        [_]   FOR             [_]   AGAINST             [_]   ABSTAIN




3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


[_]     Please check this box if you plan to attend the Annual Meeting in Person



Signature(s) _________________________________________    Date ___________, 2005


Print Name(s) ________________________________________



Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.